d
Exhibit 10.2

                     FORM OF REGISTRATION RIGHTS AGREEMENT

    This REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of the
      day of       , 1997 by and among Ocwen Asset Investment Corp. (the
"Company"), Ocwen Financial Corporation ("OFC") and Ocwen Capital Corporation (the "Manager").

                                    RECITALS

    WHEREAS, the Company and OFC have entered into an agreement (the "Purchase Agreement") pursuant to which the Company has agreed to sell to OFC, and OFC has agreed to purchase, 1,875,000 shares of common stock in the Company ("Common Stock");

    WHEREAS, the Company and the Manager have entered into an agreement (the "Management Agreement") pursuant to which the Manager will perform managerial services for the Company and its subsidiaries;

    WHEREAS, the Company has established a stock option plan (the "Plan") pursuant to which options to acquire shares of Common Stock may be granted, and, pursuant to an agreement (the "Stock Option Agreement") the Company has granted all of the options available under the Plan (the "Options") to the Manager, which will entitle the Manager to acquire 1,437,500 shares (1,625,000 assuming the Underwriters exercise their overallotment option) of Common Stock (or, at the election of the Company, units of limited partnership interest in Ocwen Partnership, L.P., which units will be redeemable for shares of Common Stock) over a four-year vesting period.

    WHEREAS, neither the shares of Common Stock to be acquired by OFC nor the shares of Common Stock subject to the Options have been registered under the Securities Act of 1933, as amended (the "Securities Act");

    WHEREAS, from time to time, OFC or the Manager may acquire additional shares of Common Stock;

    WHEREAS, the parties hereto desire to set forth certain rights of OFC and the Manager as holders of Common Stock;

    NOW, THEREFORE, for and in consideration of the mutual promises and agreements contained in this Agreement, the parties hereto mutually agree as follows:

                                   AGREEMENT

                                   ARTICLE I

                                   DEFINITIONS


    "Affiliate" means (i) any Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, (ii) any other Person that beneficially owns, directly or indirectly, 5% or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, employee, partner or trustee of such Person or any Person controlling, controlled by or under common control with such Person (excluding trustees and persons serving in similar capacities who are not otherwise Affiliates of such Person). For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests.

    "Agreement" means this Registration Rights Agreement, as the same shall be amended, modified, or supplemented from time to time.

    "Closing" means the date on which the Company's registration statement on Form S-11, pursuant to which the Company's initial public offering of Common Stock will be made, is declared effective.

    "Closing Date" means the date on which the Closing occurs.

    "Closing Price" means the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market.

    "Code" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision of the Code as of the date hereof and any succeeding provision of the Code.

    "Market Price" means, as of any determination date, the average of the Closing Prices for the five consecutive Trading Days ending on such date.

    "Person" means a natural person, a corporation, a partnership, a trust, a joint venture, any regulatory authority, or any other entity or organization.

    "SEC" means the United States Securities and Exchange Commission.

    "Securities Act" shall mean the Securities Act of 1933, as amended.

    "Shelf Registration" shall mean the registration of the shares owned by OFC and the Manager by the Company effected pursuant to Section 2.01 hereof.

    "Shelf Registration Period" shall mean the period of time the Company is required to make and maintain the Shelf Registration as defined in Section 2.01 hereof.

    "Trading Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                                   ARTICLE II

                                SHELF REGISTRATION

    SECTION 2.01. Shelf Registration. If the Manager ceases to act as manager for the Company, then, upon the request of OFC or the Manager, the Company agrees to file with the SEC, no later than thirty days after the request, a shelf registration statement under Rule 415 of the Securities Act, or similar rule that may be adopted by the SEC (a "Shelf Registration") with respect to all shares of Common Stock held by OFC and the Manager (or, if so requested by OFC or the Manager, a specified portion of such shares). The Company will use its best efforts to have such Shelf Registration declared effective under the Securities Act as soon as possible. OFC and the Manager shall notify the Company of the method or methods of disposition that may be utilized by them in disposing of such shares and such information shall be included in the prospectus included in such Shelf Registration to the extent such methods are permitted by applicable law.

    The Company will use its best efforts to keep the Shelf Registration continuously effective until the date when all of the shares of Common Stock covered thereby are sold thereunder (the "Shelf Registration Period"). The Company agrees to furnish OFC and the Manager such number of copies of the relevant prospectuses, and supplements or amendments thereto, and such other documents as OFC or the Manager reasonably requests, during the Shelf Registration Period. The Company further agrees to supplement or make amendments to any Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for the Shelf Registration. The Company shall keep OFC and the Manager advised as to the initiation and progress of the registration of the shares pursuant to the Shelf Registration.

    Moreover, upon request of OFC or the Manager, the Company shall register or qualify the shares covered by the Shelf Registration under the securities or blue sky laws of such jurisdictions within the United States as OFC or the Manager shall reasonably request, and do such other reasonable acts and things as may be required to enable OFC and the Manager to consummate the sale or other disposition in such jurisdiction of the shares of Common Stock.

    SECTION 2.02. Allocation of Expenses. The Company shall pay all expenses in connection with the Shelf Registration, including, without limitation (a) all expenses incident to filing with the National Association of Securities Dealers, Inc., (b) registration fees, (c) printing expenses, (d) accounting and legal fees and expenses, except to the extent OFC or the Manager elects to engage accountants or attorneys in addition to the accountants and attorneys engaged by the Company, (e) accounting expenses incident to or required by any such registration or qualification, and (f) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualifications; provided, however, the Company shall not be liable for (i) any underwriting discounts or commissions to any broker attributable to the sale of OFC's or the Manager's shares, or (ii) any fees or expenses incurred by OFC or the Manager in connection with such registration which, according to the written instructions of any regulatory authority, the Company is not permitted to pay.

    SECTION 2.03. Indemnification. In connection with the Shelf Registration, the Company agrees to indemnify OFC and the Manager in accordance with the provisions of Sections 4.05 through 4.08 hereof.

    SECTION 2.04. Listing on Securities Exchange. If the Company shall list or maintain the listing of any Common Stock on any securities exchange or national market system, it will at its expense and as necessary to permit the registration and sale of OFC's and the Manager's shares of Common Stock hereunder, list and maintain such shares thereon.

                                  ARTICLE III

                               OTHER REGISTRATIONS

    SECTION 3.01. Participation in Other Registrations.

    (a) If at any time on or after the date that is two (2) years after the Closing the Company shall propose the registration under the Securities Act of a public offering of Common Stock, the Company shall give written notice of such proposed registration as promptly as practicable to OFC and the Manager, and if, within fifteen (15) days after the giving of such notice, OFC or the Manager request the Company in writing to include any shares of Common Stock that are owned by OFC or the Manager and that have not previously registered under a Shelf Registration declared effective by the SEC, the Company shall include in the registration such amount of such shares of Common Stock as OFC or the Manager shall request; provided, however, that the Company shall not be required to give notice or include such shares in any such registration if the proposed registration relates solely to (i) securities to be offered to employees pursuant to a stock option, stock savings, or other employee benefit plan, (ii) securities proposed to be issued in exchange for securities or assets of, or in connection with a merger of consolidation with, another entity, (iii) securities to be offered by the Company generally to any class or series of its then existing security holders, (iv) securities issuable upon the conversion of securities which are the subject of an underwritten redemption, or (v) securities to be offered or issued pursuant to a combination of transactions referred to in clauses (i) through (iv).

    (b) If the proposed public offering is to be made pursuant to a firm commitment underwriting, at the option of either the Company or the proposed managing underwriter, the shares requested to be included by OFC and the Manager shall be included in such underwriting, on the same terms and conditions as to underwriting discounts and commissions.

    SECTION 3.02. Obligations of the Company. The Company shall undertake the following obligations to OFC and the Manager in connection with the registration of the shares of OFC and the Manager pursuant to Section 3.01 hereof:

        (a) The Company shall furnish to OFC and the Manager or their managing underwriter such number of copies of each preliminary prospectus and final prospectus and amendment or supplement thereto as OFC or the Manager may reasonably request in order to effect the sale of the shares to be offered and sold by OFC and the Manager pursuant to Section 3.01 hereof, but only while the Company is required to cause the registration statement to remain current.

        (b) The Company shall use its best efforts to qualify the offering under applicable blue sky or other securities laws of such jurisdictions as may be specified by OFC or the Manager.

        (c) If necessary, the Company shall furnish to OFC and the Manager certificates representing ownership of the shares being offered which contain no restrictive legends, in such numbers and denominations as OFC and the Manager shall reasonably request.

        (d) The Company shall use its best efforts (including, without limitation, preparation of necessary post-effective amendments and supplements) to cause the registration statement to remain current for ninety (90) calendar days following its effective date or such lesser period as OFC, the Manager and their managing underwriter may accept.

        (e) The Company shall afford OFC and the Manager and their representatives the opportunity to make such reasonable examination and inquiry into the financial condition and business of the Company and its Affiliates as OFC's and the Manager's counsel may deem necessary or prudent in connection with the preparation of the registration statement or any other materials to be used in connection with OFC's and the Manager's offering.

    SECTION 3.03. Conditions to Obligations of the Company. The obligations of the Company to use its best efforts to cause the shares owned by OFC and the Manager to be registered under the Securities Act are subject to the following conditions:

        (a) In no event will the Company's obligations or duties under Article IV hereof apply or extend to any shares previously registered under a Shelf Registration pursuant to Article II hereof that was declared by the SEC to be, and that remains, effective.

        (b) Any request by OFC or the Manager for registration shall specify the amount of shares intended to be sold, contain the undertaking of OFC or the Manager, as the case may be, to provide all such information as may be reasonably required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain acceleration of the effective date of the registration statement, identify any proposed underwriters, and specify the proposed method of offering and sale.

        (c) The Company may require, as a condition to fulfilling its obligations hereunder, the indemnification agreements described in Section
    3.06 from OFC or the Manager, as the case may be, and their underwriters.

        (d) The Company shall not be required to register shares pursuant to
    Section 3.01 if, within ten (10) calendar days following receipt of the request for registration, the Company shall commit itself to repurchase the shares at the Market Price of such shares as of the date the Company receives such request.

    SECTION 3.04. Expenses of Registration. All underwriting discounts and commissions attributable to shares being sold by OFC or the Manager shall be borne by the OFC or the Manager, as applicable. As to the other expenses of registration:

        (a) In connection with any registration pursuant to Section 2.01, OFC or the Manager shall pay or reimburse the Company for the SEC registration fee, printing expenses, and the reasonable expenses of qualifying the offering under applicable blue sky or other securities laws; provided, however, that such fees and expenses shall be borne by the Company with respect to the first two (2) registrations requested by OFC or the Manager under Section 2.01; and provided, further, that if the Company shall include any other securities of its issue in any registration pursuant to Section 2.01, such fees and expenses shall be apportioned among OFC, the Manager and the other offerors in accordance with the amount of securities being offered.

        (b) In connection with the first two (2) registrations requested by OFC or the Manager under Section 3.01, the Company shall pay the fees and expenses referred to in Section 3.04(a); provided, however, that as to any fees and expenses required to be paid by other security holders of the Company, such fees and expense shall be apportioned among OFC, the Manager and other security holders in accordance with the amount of securities being offered.

        (c) Any other fees or expenses incurred by one of the parties to a registration, including, without limitation, fees and expenses of attorneys and accountants, shall be borne by such party.

    SECTION 3.05. Indemnification by the Company. In the case of each registration pursuant to Article II or III hereof, the Company agrees to indemnify and hold harmless OFC and the Manager, the directors and officers of OFC and the Manager, each underwriter of the shares of OFC and the Manager so registered, and each person (if any) who controls OFC or the Manager or any such underwriter within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages, or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities, or actions arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the registration statement filed to register the sale of such shares or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under blue sky or other securities laws of jurisdictions in which the shares are offered (a "Blue Sky Filing"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or contained in the final prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this Section 3.05 shall not (i) apply to such losses, claims, damages, liabilities, or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by OFC or the Manager or such underwriter specifically for use in connection with preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, any such amendment or supplement thereto or any Blue Sky Filing, or (ii) inure to the benefit of any underwriter or any person controlling such underwriter, if such underwriter failed to send or give a copy of the final prospectus to the person asserting the claim at or prior to the written confirmation of the sale of such shares to such person and if the untrue statement or omission concerned has been corrected in such final prospectus.

    SECTION 3.06. Indemnification by OFC and the Manager. In the case of each registration pursuant hereto, OFC and the Manager and each underwriter of the shares of OFC or the Manager so registered shall agree in the same manner and to the same extent as set forth in Section 3.05 hereof to indemnify and hold harmless the Company, each person (if any) who controls the Company within the meaning of Section 15 of the Securities Act, the directors of the Company, and those officers of the Company who shall have signed any such registration statement, with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement or any post-effective amendment thereto or any preliminary prospectus or final prospectus (as amended or supplemented if amended or supplemented as aforesaid) contained in such registration statement or any Blue Sky Filing, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such indemnifying party specifically for use in accordance with the preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, any such amendment or supplement thereto, or any Blue Sky Filing.

    SECTION 3.07. Indemnification Procedures.

    (a) Each indemnified party shall, with reasonable promptness after its receipt of written notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from an indemnifying party on account of an indemnity agreement contained herein, notify the indemnifying party in writing of the commencement thereof.

    (b) The omission to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party unless the failure to give notice materially adversely affects the ability of the indemnifying party to defend a claim which is the subject of indemnification hereunder (in which case the indemnifying party shall be relieved of its obligation only to the extent of offsetting any loss, damage, or liability it suffers as a consequence of the failure against its monetary obligation to the indemnified party).

    (c) In case any such action shall be brought against any indemnified party and the indemnified party shall so notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party hereunder for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, except as provided below.

    (d) The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the indemnifying party agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party, or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

    (e) The indemnity agreements contained herein shall be in addition to any liabilities which the indemnifying party may have pursuant to law.

    SECTION 3.08. Contribution.

    (a) If for any reason the indemnification provisions contemplated herein are either unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, or liabilities referred to therein, then the party that otherwise would be required to provide indemnification or the indemnifying party (in either case, for purposes of this section, the "Indemnifying Party") in respect of such losses, claims, damages, or liabilities, shall contribute to the amount paid or payable by the party that would otherwise be entitled to indemnification or the indemnified party (in either case, for purposes of this section, the "Indemnified Party") as a result of such losses, claims, damages, liabilities, or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party. In no event shall any holder of shares covered by the registration be required to contribute an amount greater than the dollar amount of the proceeds received by such holder from the sale of shares pursuant to the registration giving rise to the liability.

    (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by PRO RATA allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person or entity determined to have committed a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE IV

                                    GENERAL

    SECTION 4.01. Notices. All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or upon deposit in the United States mail, registered, postage prepaid return receipt requested, to OFC and the Manager at 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401; provided, however, that OFC or the Manager may specify a different address by notifying the Company in writing of such different address. Notices to the Company shall be delivered at or mailed to 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401, or such different address as the Company may notify OFC and the Manager in writing.

    SECTION 4.02. Entire Agreement. This Agreement and exhibits attached hereto constitute the entire agreement of the parties and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

    SECTION 4.03. Pronouns and Plurals. When the context in which words are used in this Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

    SECTION 4.04. Headings. The article headings or sections in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular article.

    SECTION 4.05. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

    SECTION 4.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

    IN WITNESS WHEREOF, each party hereto, through its officer thereunto duly authorized, has duly executed this Agreement as of the day and year first above written.


                          OCWEN ASSET INVESTMENT CORP.

                          By:
                             ------------------------
                          Name:
                               ----------------------
                          Its:
                              -----------------------


                          OCWEN FINANCIAL CORPORATION


                          By:
                             ------------------------
                          Name:
                               ----------------------
                          Its:
                              -----------------------


                          OCWEN CAPITAL CORPORATION


                          By:
                             ------------------------
                          Name:
                               ----------------------
                          Its:
                              -----------------------